UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 30, 2021

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4747 Bethesda Avenue, Suite 200 Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	JBGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

Renewal of At-the-Market Offering

On June 30, 2021, JBG SMITH Properties (“JBG SMITH”) and JBG SMITH Properties LP (the “Operating Partnership”) entered into an Amendment No. 1 (the “Amendment”) to the equity distribution agreement, dated July 2, 2018 (as amended from time to time, the “Equity Distribution Agreement”), with each of BofA Securities, Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Regions Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities LLC (each, individually, an “Agent” and together, the “Agents”), pursuant to which JBG SMITH may offer and sell up to an aggregate sales price of $200,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “ATM Common Shares”), from time to time through the Agents, acting as sales agents, or directly to the Agents, acting as principal. The purpose of the Amendment is to renew the offering of ATM Common Shares with the Agents pursuant to the Equity Distribution Agreement.

The ATM Common Shares sold in the offering will be issued pursuant to a prospectus dated June 30, 2021, and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2021, in connection with one or more offerings of shares under JBG SMITH’s shelf registration statement on Form S-3 (Registration No. 333-257542) (the “Registration Statement”) filed with the SEC on June 30, 2021.

Sales of the ATM Common Shares, if any, under the Equity Distribution Agreement may be made in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. JBG SMITH intends to contribute the net proceeds from these sales, if any, to the Operating Partnership in exchange for interests in the Operating Partnership. The Operating Partnership intends to use the net proceeds contributed to it for general corporate purposes, which may include paying down indebtedness and funding JBG SMITH’s under construction assets and future development opportunities.

JBG SMITH and the Operating Partnership made certain customary representations, warranties and covenants concerning JBG SMITH and the ATM Common Shares in the Equity Distribution Agreement and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act. The foregoing description of the material terms of the Equity Distribution Agreement and the transactions contemplated by the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 1.1 hereto and the Equity Distribution Agreement, dated July 2, 2018, which was filed as Exhibit 1.1 to JBG SMITH’s Current Report on Form 8-K filed with the SEC on July 2, 2018 and which are incorporated herein by reference.

From time to time, JBG SMITH has had customary commercial and/or investment banking relationships with each Agent and/or certain of their affiliates.

On June 30, 2021, Hogan Lovells US LLP delivered its legality opinion with respect to the ATM Common Shares to be issued pursuant to the Equity Distribution Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1.

Dividend Reinvestment and Share Purchase Plan

On June 30, 2021, JBG SMITH filed with the SEC a prospectus supplement (the “DRIP Prospectus Supplement”) to its prospectus dated June 30, 2021, which was included in the Registration Statement. The DRIP Prospectus Supplement relates to 2,000,000 shares of JBG SMITH’s common shares of beneficial interest (the “DRIP Common Shares”) that may be offered and sold from time to time pursuant to JBG SMITH’s dividend reinvestment and share purchase plan. The JBG SMITH dividend reinvestment and share purchase plan is designed to provide JBG SMITH’s existing shareholders and interested new investors with a method of purchasing common shares of beneficial interest and investing all or a percentage of their cash dividends in additional commons shares of beneficial interest.

An opinion of JBG SMITH’s counsel, Hogan Lovells US LLP, regarding the legality of the DRIP Common Shares covered by the DRIP Prospectus Supplement described above is filed as Exhibit 5.2 hereto.

Redemption Shares

On June 30, 2021, JBG SMITH filed with the SEC a prospectus supplement (the “Redemption Prospectus Supplement”) to its prospectus dated June 30, 2021, which was included in the Registration Statement. The Redemption Prospectus Supplement relates to 13,241,041 shares of JBG SMITH’s common shares of beneficial interest (the “Redemption Common Shares”) that may be issued from time to time if, and to the extent that, the holders of an equal number of common limited partnership units (“OP Units”) in the Operating Partnership present such OP Units for redemption, and JBG SMITH, in its sole and absolute discretion, elects to assume and satisfy the redemption right by issuing its common shares to such holder instead of paying a cash amount, with the issuance of such common shares on a one-for-one basis subject to the terms and conditions of the partnership agreement of the Operating Partnership.

An opinion of JBG SMITH’s counsel, Hogan Lovells US LLP, regarding the legality of the Redemption Common Shares covered by the Redemption Prospectus Supplement described above is filed as Exhibit 5.3 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

1.1	Amendment No. 1 to Equity Distribution Agreement, dated June 30, 2021, by and between JBG SMITH, the Operating Partnership and each of BofA Securities, Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Regions Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities LLC
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the ATM Common Shares
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
5.2	Opinion of Hogan Lovells US LLP regarding the legality of the DRIP Common Shares
23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)
5.3	Opinion of Hogan Lovells US LLP regarding the legality of the Redemption Common Shares
23.3	Consent of Hogan Lovells US LLP (included in Exhibit 5.3)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

June 30, 2021